WARRANT AGREEMENT

Between

LSB Industries, Inc.

and

Jayhawk Institutional Partners, L.P.

Warrants for
112,500 Shares of Common Stock
of LSB Industries, Inc.

March 25, 2003

WARRANT AGREEMENT

THIS WARRANT AGREEMENT ("Agreement") is made effective as of March 25, 2003, between LSB INDUSTRIES, INC., a Delaware corporation (the "Company"), and JAYHAWK INSTITUTIONAL PARTNERS, L.P., a Delaware limited partnership ("Jayhawk"), as a holder of the Warrants. Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of Warrants (as defined below).

1. Background. Pursuant to the Subscription Agreement, dated March 25, 2003, by and between the Company and Jayhawk, the Company has agreed to issue 112,500 warrants (the "Warrants") described herein. Each Warrant will entitle its Holder, as defined herein, to purchase at any time prior to the Expiration Date (as herein defined), at the option of the Holder, one share of Common Stock (as herein defined), subject to adjustment as provided herein, at the Exercise Price (as herein defined), and on the terms and conditions and pursuant to the provisions hereinafter set forth.

2.     Definitions. As used herein, the following terms have the respective meanings set forth below:

2.1  "Affected Holders" means, with respect to any action taken or to be taken, including any valuation or other determination, Holders of Warrants remaining outstanding whose entitlement to Warrant Shares or other property pursuant to the terms hereof will be changed by such action, whether such change is in the number of Warrant Shares issuable upon exercise of such Warrants, the Exercise Price, the value of Warrant Shares or other property to which the Holders are or may become entitled, or any other right to which the Holders are or may become entitled.

2.2  "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

2.3  "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Oklahoma City are authorized or required by law or other government action to close.

2.4  "Combination" means an event in which the Company consolidates with, merges with or into, or sells all or substantially all the assets of the Company or the Company and its subsidiaries, taken as a whole, to another Person.

2.5  "Common Stock" means the common stock of the Company, par value $0.10 per share.

2.6  "Current Market Value" per share of Common Stock or any other security at any date means (a) if the security is listed on a stock exchange or NASDAQ, the average of the daily closing bid prices quoted by the primary stock exchange or

NASDAQ, as the case may be, for each Business Day during the period commencing 30 Business Days before such date and ending on the date one day prior to such date, or if the security has been listed on the stock exchange or NASDAQ, as the case may be, for less than 30 consecutive Business Days before such date, then the average of the daily closing bid prices for all of the Business Days before such date for which daily closing bid prices are available; (b) if the Common Stock is not then listed on any stock exchange or NASDAQ, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc.; or (c) if there is no such public market, the fair market value thereof as determined in good faith by Company's Board of Directors.

2.7  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.8  "Grant Date" means the effective date of this Agreement.

2.9  "Expiration Date" means March 24, 2008.

2.10 "Holder" means, as the context requires, the duly registered holder of a Warrant under the terms hereof or the duly registered holder of a Warrant Share upon exercise of a Warrant.

2.11 "Majority" means, with respect to all of the Holders or any group of Affected Holders, Holders of a majority of the Warrants (measured by the number of Warrant Shares issuable upon exercise of such Warrants) remaining outstanding held by all Holders or by such group of Affected Holders, as applicable.

2.12 "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

2.13 "NASDAQ" means the NASDAQ Stock Market.

2.14 "Officer" means the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, any Executive Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Company.

2.15 "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

2.16 "Registration Rights Agreement" means the Registration Rights Agreement, of even date herewith, between the Company and Jayhawk.

2.17 "SEC" means the Securities and Exchange Commission.

2.18 "Securities" means the Warrants and the Warrant Shares.

2.19 "Securities Act" means the Securities Act of 1933, as amended.

 2.20 "Transfer Restricted Securities" means the Warrants and the Warrant Shares. Each such security shall cease to be a Transfer Restricted Security when (a) it has been disposed of pursuant to a registration statement of the Company filed with the SEC and declared effective by the SEC that covers the disposition of such Transfer Restricted Security, (b) it can be distributed pursuant to Rule 144 (or any similar provisions under the Securities Act then in effect) or (c) it has been otherwise transferred and may be resold without registration under the Securities Act.

2.21 "Warrant Shares" means the shares of Common Stock of the Company for which the Warrants are exercisable or which have been issued upon exercise of Warrants.

2.22    Other Definitions.

Term	Defined in Paragraph
"Exercise Price"	3
"Rule 144"	7.4
"Successor Company"	6.2
"Warrant Certificate"	4.1
"Warrant Certificate Register"	4.3
"Warrants"	1

3.     Issuance of Warrants; Exercise Price. The Warrants shall be issued to Jayhawk concurrently with the execution of this Agreement. The Warrants shall provide that Jayhawk, or such other Holder or Holders of the Warrants to whom transfer is authorized in accordance with the terms of this Agreement, shall have the right to purchase upon the terms and conditions of this Agreement an aggregate of 112,500 shares of Common Stock for an exercise price equal to $3.49 per share, subject to adjustment in accordance with the terms of this Agreement (the "Exercise Price").

4.     Warrant Certificates.

4.1 Form and Dating. The Warrants shall be issued or reissued in definitive form in the name of the Holder in the denominations specified by the Holder and shall be substantially in the form of Exhibit A (each, a "Warrant Certificate"), which is hereby incorporated in and expressly made a part of this Agreement. The Warrants may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage

(provided that any such notation, legend or endorsement is in a form acceptable to the Company) and shall bear the legend required by paragraph 8.2 of this Agreement. Each Warrant shall be dated as of the Grant Date. The Warrants shall be shall be delivered to the Holder or representative of the Holder as may be designated by the Holder.

4.2 Execution. At least one Officer shall sign the Warrant for the Company by manual or facsimile signature. If an Officer whose signature is on a Warrant no longer holds that office at the time the Warrant is delivered or exercised, the Warrant shall be valid nevertheless.

4.3 Warrant Certificate Register. The Company shall keep a register ("Warrant Certificate Register") of the Warrant Certificates and of their transfer and exchange. The Warrant Certificate Register shall show the names and addresses of the respective Holders and the date and number of Warrants evidenced on the face of each of the Warrant Certificates. Absent actual knowledge to the contrary or manifest error, the Company may deem and treat the Person in whose name a Warrant Certificate is registered as the absolute owner of such Warrant Certificate for all purposes whatsoever.

4.4 Transfer and Exchange. When Warrants are presented to the Company with a request to register the transfer of such Warrants or to exchange such Warrants for an equal number of Warrants of other authorized denominations, and accompanied by the certificate in the form of Exhibit B, the Company shall register the transfer or make the exchange as requested; provided, however, that the Warrants surrendered for transfer or exchange: (a) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company, duly executed by the Holder thereof or his or its attorney duly authorized in writing; and (b) in the case of Warrants that are Transfer Restricted Securities, shall be accompanied by evidence reasonably satisfactory to the Company as to compliance with the restrictions set forth in the legend in paragraph 8.2 (which may, in the Company's sole discretion, include an opinion of counsel of such transferring Holder acceptable to the Company).

4.5 Replacement Certificates. If a mutilated Warrant Certificate is surrendered to the Company or if the Holder of a Warrant Certificate claims that the Warrant Certificate has been lost, destroyed, or wrongfully taken, the Company shall issue a replacement Warrant Certificate if the reasonable requirements of the Company (including, without limitation, the imposition of reasonable indemnity terms and the provision of an affidavit of lost instrument). The Company may charge the Holder the Company's out-of-pocket expenses in replacing a Warrant Certificate.

4.6 Cancellation. If the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be delivered to the Company and canceled.

5.     Exercise Terms.

5.1 Exercise Periods. Subject to the terms and conditions set forth herein, each Warrant shall be exercisable at any time or from time to time during the period beginning on the Grant Date and ending as of 5:00 p.m. CST on the Expiration Date.

5.2 Expiration. A Warrant shall terminate and become void as of the earlier of (a) 5:00 p.m. (CST) on the Expiration Date and (b) the time and date such Warrant is exercised.

5.3 Manner of Exercise. Warrants may be exercised upon (a) surrender to the Company of the Warrant Certificates, together with the form of election to purchase Common Stock (substantially in the form of Exhibit C) duly filled in and signed by the Holder thereof and (b) payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrant is then exercised. Such payment shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Subject to paragraph 5.2, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and if a Warrant Certificate is surrendered for exercise in respect of less than all the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date, a new Warrant Certificate exercisable for the remaining Warrant Shares shall be issued and delivered by the Company.

5.4 Issuance of Warrant Shares. Subject to paragraph 4.5, upon the surrender of Warrant Certificates and payment of the Exercise Price, as set forth in paragraph 5.3, the Company shall issue and cause any transfer agent appointed for the Common Stock to countersign, if necessary, and deliver to the Holder a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash as provided in paragraph 5.5 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued, and the Holder shall be deemed to have become a holder of record of such Warrant Shares, as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price.

5.5 Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If any fraction of a Warrant Share would, except for the provisions of this paragraph 5.5, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Value for one Warrant Share on the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

5.6 Reservation of Warrant Shares. The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The Company shall cause the registrar for the Common Stock at all times until the Expiration Date, or the time at which all Warrants have been exercised or canceled, to reserve such number of authorized shares as shall be required for such purpose.

5.7 Validity. The Company covenants that all shares of Common Stock that may be issued upon exercise of Warrants will, upon issue, be duly authorized, validly issued, fully paid and nonassessable shares of the capital stock of the Company.

5.8 Compliance with Law. Notwithstanding anything in this Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant unless (a) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective or (b) an exemption from the registration requirements is available under the Securities Act for the issuance of the Warrant Shares (and the delivery of any other securities for which the Warrants may at the time be exercisable) at the time of such exercise.

6.     Antidilution Provisions.

6.1 Changes in Common Stock. If at any time or from time to time the Company shall (a) pay or make a dividend on its Common Stock in shares of its Common Stock, (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (d) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock purchasable upon exercise of each Warrant immediately after the happening of such event shall be adjusted so that, after giving affect to such adjustment, the Holder of each Warrant shall be entitled to receive the number of shares of Common Stock upon exercise that such holder would have owned or have been entitled to receive had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend of Common Stock, immediately prior to the record date therefor), and the Exercise Price for each Warrant shall be adjusted in inverse proportion. An adjustment made pursuant to this paragraph 6.1 shall become effective immediately after the effective date of such event, retroactive to the record date therefor in the case of a dividend in shares of Common Stock, and shall become effective immediately after the effective date of such event in the case of a subdivision, combination, or reclassification.

6.2 Combination; Liquidation. In the event of a Combination, the Holder shall have the right to receive upon exercise of the Warrants such number of shares of capital stock or other securities or property that such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event. The Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will expressly assume the Company's obligations under this Agreement. Notwithstanding the foregoing provisions of this paragraph 6.2, upon a Combination where consideration to holders of Common Stock or other securities issuable upon exercise of the Warrants in exchange for their shares or such other securities is payable solely in cash, each Holder shall be entitled to receive distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price.

6.3 Minimum Adjustment. The adjustments required by the preceding paragraphs of this paragraph 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Common Stock purchasable upon exercise of Warrants or of the Exercise Price that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Common Stock, as provided for in paragraph 6.1) unless and until such adjustment, either by itself or with other adjustments not previously made, increases by at least 1% the number of shares of Common Stock purchasable upon exercise of Warrants or decreases by at least 1% the Exercise Price in effect immediately before the making of such adjustment. Any adjustment representing a change of less than such minimum adjustment shall be carried forward and made as soon as such adjustment, aggregated with other adjustments required by this paragraph 6 and not previously made, would result in an aggregate adjustment representing a change equal to or greater than such minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this paragraph 6, fractional interests in Common Stock shall be taken into account to the nearest one-tenth of a share.

6.4 Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall prepare a certificate executed by an Officer, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, and specifying the Exercise Price and the number of shares of Common Stock purchasable upon exercise of Warrants after giving effect to such adjustment. The Company shall mail a copy of such certificate to the Holder.

6.5 Notice of Certain Transactions. If the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Common Stock, or (b) to effect any capital reorganization, consolidation, or merger, the Company shall send the Holders a notice of such proposed action, such notice to be mailed to the Holders at their addresses as they appear in the Warrant Certificate Register, which shall specify the record date for the purposes of such dividend, or the date such event is to take place, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock, if any, purchasable upon exercise of each Warrant and the Exercise Price, in each case after giving effect to any adjustment that will be required as a result of such action. Such notice shall be given by the Company at least 5 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

6.6 Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this paragraph 6, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock as are stated in any Warrant Certificates issued prior to the adjustment. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

7.    Representations, Warranties and Covenants of Holder. The Holder hereby represents, warrants and covenants to the Company as follows:

7.1  Investment Intent. The Holder represents and warrants that the Warrants will be purchased or acquired solely for the Holder's own account, for investment purposes only and not with a view toward the distribution or resale to others.

7.2  Certain Risk. The Holder recognizes that the purchase of the Securities involves a high degree of risk in that (a) the Company has, from time to time, sustained losses from its operations, and may require funds in addition to the proceeds of this private placement; (b) the Company has a substantial accumulated deficit; (c) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (d) an investor may not be able to liquidate his investment; (e) in the event of a disposition an investor could sustain the loss of his entire investment; (f) no return on investment, whether through distributions, appreciation, transferability or otherwise, and no performance by, through or of the Company, has been promised, assured, represented or warranted, whether in writing or orally, by the Company, or by any director, officer, employee, agent or representative thereof; and, (g) while the Common Stock is presently quoted and traded on the OTC Bulletin Board, the Securities are not registered under applicable federal (U.S.) or state securities laws, and thus may not be sold, conveyed, assigned or transferred unless registered under such laws or unless an exemption from registration is available under such laws, as more fully described herein, and (h) there is no assurance that the Common Stock of the Company will continue to be quoted or traded on the OTC Bulletin Board or on any other organized market or quotation system.

7.3  Prior Investment Experience. The Holder acknowledges that it has prior investment experience, including investment in non-listed and non-registered securities, or has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to it and to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

7.4  Public Market. The Holder understands that although there is presently a public market for the Common Stock, Rule 144 ("Rule 144") promulgated under the Securities Act requires, among other conditions, a one-year holding period following full payment of the consideration therefor prior to the resale (in limited amounts) of securities acquired in a nonpublic offering without having to satisfy the registration requirements under the Securities Act.

7.5  Sophisticated Investor. The Holder represents and warrants that (a) the Holder has adequate means of providing for the Holder's current financial needs and possible contingencies and has no need for liquidity of the Holder's investment in the Securities; (b) the Holder is able to bear the economic risks inherent in an investment in the Securities and that an important consideration bearing on its ability to bear the economic risk of the purchase of Securities is whether the Holder can afford a complete loss of the Holder's investment in the Securities, and the Holder represents and warrants that the Holder can afford such a complete loss; (c) the Holder has such knowledge and experience in business, financial, investment and banking matters (including, but not limited to, investments in restricted, non-listed and non-registered securities) that the Holder is capable of evaluating the merits, risks and advisability of an investment in the Securities; and (d) the Holder is an "accredited investor" as that term is defined in Rule 501 promulgated under the Securities Act.

7.6  Tax Consequences. The Holder acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Holder that will result from entering into this Agreement and from consummation of the purchase of the Securities. The Holder acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding this Agreement and the purchase of the Securities.

7.7  Documents, Information and Access. The Holder's decision to purchase the Securities is not based on any promotional, marketing or sales materials, and the Holder and its representatives have been afforded, prior to purchase thereof, the opportunity to ask questions of, and to receive answers from, the Company and its management, and has had access to all documents and information known to

Holder that Holder deems material to an investment decision with respect to the purchase of the Securities hereunder.

7.8  No Registration. The Holder acknowledges and understands that the Securities have not been and, except as provided in the Registration Rights Agreement with respect to the Warrant Shares, will not be registered under the Securities Act or any applicable state securities laws in reliance upon a private placement exemption to the registration provisions of the Securities Act pursuant to (a) Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act and (b) a similar exemption to the registration provisions of applicable state securities laws. Moreover, the Holder understands that the Company is under no obligation to and does not expect to register the Securities, except as provided for in the Registration Rights Agreement with respect to the Warrant Shares.

7.9  Transfer Restrictions. The Holder will not transfer any Securities purchased under this Agreement unless such are registered under the Securities Act or any applicable state securities or "blue sky" laws (collectively, "Securities Laws"), or unless an exemption is available under such Securities Laws, and the Company may, if it chooses, where an exemption from registration is claimed by such Holder, condition any transfer of Securities out of the Holder's name on receipt of an opinion of the Company's counsel, to the effect that the proposed transfer is being effected in accordance with, and does not violate, an applicable exemption from registration under the Securities Laws, or an opinion of counsel to the Holder, acceptable to the Company, to the effect that registration under the Securities Act is not required in connection with such sale or transfer and the reasons therefor.

7.10 Authority; Enforceability. The Holder is duly authorized to enter into this Agreement and to perform all of its obligations hereunder. Upon the execution and delivery of this Agreement by the Holder, this Agreement shall be enforceable against the Holder in accordance with its terms.

7.11 No Commission. The Holder agrees and acknowledges that no commission or other remuneration is being paid or given directly or indirectly for soliciting the purchase and sale of the Securities.

7.12 Reliance. The Holder understands and acknowledges that the Company is relying upon all of the representations, warranties, covenants, understandings, acknowledgments and agreements contained in this Agreement in determining whether to sell and issue the Securities to the Holder.

7.13Accuracy or Representations and Warranties. All of the representations, warranties, understandings and acknowledgments that Holder has made herein are true and correct in all material respects. The Holder will perform and comply fully in all material respects with all covenants and agreements set forth herein, and the Holder shall inform the Company immediately in writing of any changes in any of the representations or warranties provided or contained herein.

7.14 Additional Representations. The Holder agrees that the Company may condition the issuance of the Warrant Shares upon the exercise of the Warrants upon receipt of representations and warranties by the Holder relating to Holder's investment in the Warrant Shares necessary to show that the issuance would not violate the Securities Act.

8.    Transferability.

8.1 Limitations on Transfer. The Warrants and the Warrant Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement. Each Holder will cause any proposed purchaser, assignee, transferee or pledgee of the Warrants or the Warrant Shares, except for transferees in dispositions of Warrant Shares that are pursuant to an effective registration statement under the Securities Act, or dispositions of Warrant Shares pursuant to Rule 144 under the Act, to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Each Holder by his receipt of a Warrant Certificate, agrees to be bound by and comply with the terms of this Agreement.

8.2 Legends. Each Warrant Certificate evidencing the Warrants (and all Warrant Certificates issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

THE WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE WARRANTS (TOGETHER, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAW OR WITHOUT THE PRIOR WRITTEN CONSENT OF LSB INDUSTRIES, INC. AND AN OPINION OF LSB INDUSTRIES, INC.'S COUNSEL, OR AN OPINION FROM COUNSEL FOR THE HOLDER HEREOF, ACCEPTABLE TO THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

Each certificate representing a Warrant Share purchased pursuant to a Warrant Certificate bearing the foregoing legend shall bear a similar legend (with appropriate modifications).

9.     Miscellaneous.

9.1 Persons Benefiting. Except as provided in paragraph 8.1, nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company and the Holders any right, remedy, or claim under or by reason of this Agreement or any part hereof.

9.2 Rights of Holders. Except as otherwise specifically required herein, holders of unexercised Warrants are not entitled (a) to receive dividends or other distributions, (b) to receive notice of or vote at any meeting of the stockholders, (c) to consent to any action of the stockholders, (d) to receive notice of any other proceedings of the Company, or (e) to exercise any other rights as stockholders of the Company.

9.3 Amendment. This Agreement may be amended by the parties hereto without the consent of any Holder (other than Jayhawk, if it is then a Holder) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or making any other provisions with respect to matters or questions arising under this Agreement as the Company may deem necessary or desirable; provided, however, that such action shall not affect adversely the rights of the Holders. Any amendment or supplement to this Agreement that has an adverse effect on the interests of any Holder shall require the written consent of a Majority of the Affected Holders. Only Warrants outstanding at the time shall be considered in any such determination of whether the required number of Warrants have concurred in any direction, waiver, or consent.

9.4 Notices. Any notice or communication shall be in writing and delivered in Person or mailed by first-class mail addressed as follows:

                if to the Company:                                  LSB Industries, Inc.
                                                                    16 South Pennsylvania
                                                                    Oklahoma City, OK 73101
                                                                    Fax No. (405) 235-5067
                                                                    Attention: Mr. Jack E. Golsen, CEO

                with a copy to:                                     Irwin H. Steinhorn, Esquire
                                                                    Conner & Winters
                                                                    One Leadership Square
                                                                    211 North Robinson, Suite 1700
                                                                    Oklahoma City, Oklahoma 73102
                                                                    Phone: (405) 272-5711
                                                                    Fax: (405) 232-2695

                if to Jayhawk:                                      Jayhawk Institutional Partners, L.P.
                                                                     8201 Mission Road, Suite 110
                                                                    Prairie Village, KS 66208
                                                                    Phone: (913) 642-2611
                                                                    Fax No. (913) 642-8661
                                                                    Attention: Kent C. McCarthy

                with a copy to:                                     Gardner Carton & Douglas LLC
                                                                    191 N. Wacker Drive, Suite 3700
                                                                    Chicago, IL 60606-1698
                                                                    Phone: (312) 569-1140
                                                                    Fax: (312) 569-3140
                                                                    Attention: Nancy Laethem Stern

The Company or Jayhawk by notice to the other may designate additional or different addresses for subsequent notices or communications. Any notice or communication mailed to a Holder other than Jayhawk shall be mailed to the Holder at the Holder's address as it appears on the Warrant Certificate Register and shall be sufficiently given if so mailed within the time prescribed. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

9.5 Governing Law. THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THIS AGREEMENT AND THE WARRANT CERTIFICATES.

9.6 Successors. All agreements of the Company and the Holders in this Agreement and the Warrant Certificates shall bind the Company's and the Holder's successors and assigns.

9.7 Rules of Construction. Unless the text otherwise requires, (a) a term has the meaning assigned to it; (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time; (c) "or" is not exclusive; (d) "including" means including, without limitation; and (e) words in the singular include the plural and words in the plural include the singular.

9.8 Multiple Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

9.9 Headings. The table of contents and headings of the paragraphs and sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

9.10 Severability; Remedies Cumulative; Delay Not Waiver. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal, or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction. Unless otherwise expressly provided, no remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies existing at law or in equity. No delay or failure on the part of any Holder to exercise any right or power hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient by such Holder.

9.11 Specific Performance. The parties hereby declare that it is impossible to measure in money the damages that will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute an action or proceeding to enforce the provisions hereof, any Person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such Person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

9.12 Jurisdiction; Venue. The Company and each Holder hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Oklahoma State court or Federal court of the United States of America sitting in Oklahoma City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in Oklahoma State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company and each Holder hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action, or proceeding arising out of or relating to this Agreement in any Oklahoma State or Federal court sitting in Oklahoma City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                                            LSB INDUSTRIES, INC.

                                                            By /s/  Jack E. Golsen
                                                                Jack E. Golsen, Chief Executive Officer

                                                            (the "Company")

                                                            JAYHAWK INSTITUTIONAL PARTNERS, L.P.

                                                            By Jayhawk Capital Management, L.L.C.,
                                                               its general partner

                                                            By /s/  Kent C. McCarthy
                                                                Kent C. McCarthy, its manager

                                                            ("Jayhawk")

EXHIBIT A
TO
WARRANT AGREEMENT

THE WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE WARRANTS (TOGETHER, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAW OR WITHOUT THE PRIOR WRITTEN CONSENT OF LSB INDUSTRIES, INC. AND AN OPINION OF LSB INDUSTRIES, INC.'S COUNSEL, OR AN OPINION FROM COUNSEL FOR THE HOLDER HEREOF, ACCEPTABLE TO THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

No. 1                                                                      ; ; Certificate for 112,500 Warrants

WARRANTS TO PURCHASE COMMON STOCK OF
LSB INDUSTRIES, INC.

THIS CERTIFIES THAT, JAYHAWK INSTITUTIONAL PARTNERS, L.P., a Delaware limited partnership ("Jayhawk"), or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the Holder thereof (as defined herein), at its option and subject to the provisions contained herein, to purchase, at any time prior to the Expiration Date (as defined herein), at the option of such Holder, from LSB INDUSTRIES, INC., a Delaware corporation (the "Company"), one share of common stock, par value $0.10 per share, of the Company (the "Common Stock") at the per share exercise price equal to three and 49/100 dollars ($3.49) per share (the "Exercise Price"). The number of shares purchasable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement. This Warrant Certificate shall terminate and become void as of 5:00 p.m. (CST) on March 24, 2008 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto.

This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of March 25, 2003 (the "Warrant Agreement"), between the Company and Jayhawk Institutional Partners, L.P., ("Jayhawk"), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, and obligations of the

Company and the Holders. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement.

Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed and with the simultaneous payment of the Exercise Price (subject to adjustment) in cash to the Company at the office of the Company mentioned above. Payment of the Exercise Price shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose.

As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time on and after the Grant Date; provided, however, that no Warrant shall be exercisable after the Expiration Date.

If the Company enters into a Combination, the Holder hereof will be entitled to receive the shares of capital stock or other securities or other property of such surviving entity as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash, the Holder hereof will be entitled to receive cash distributions as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination, less the Exercise Price.

The Company may require payment of a sum sufficient to pay all taxes, assessments, or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to paragraph 4.4 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to the exercise of the Warrants or the Warrant Shares.

Upon any partial exercise of the Warrants, there shall be issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company referred to above by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value for one Warrant Share on the trading day immediately preceding the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

The Holder in whose name this Warrant Certificate is registered may, absent known or manifest error, be deemed and treated by the Company as the absolute owner of this Warrant Certificate for all purposes whatsoever and the Company shall not be affected by notice to the contrary.

The Warrants do not entitle any holder hereof to any of the rights of a shareholder of the Company.

                                                                LSB INDUSTRIES, INC.

                                                                By /s/ Jack E. Golsen
                                                                    Jack E. Golsen, Chief Executive Officer

EXHIBIT B
TO
WARRANT AGREEMENT

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF WARRANTS

Re: Warrants to Purchase Common Stock (the "Warrants") of LSB Industries, Inc. (the "Company")

This Certificate relates to Warrants held in definitive form by _______________ (the "Transferor").

The Transferor has requested the Company by written order to exchange or register the transfer of a Warrant or Warrants. In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because:*

[_] Such Warrant is being acquired for the Transferor's own account without transfer.

[_] Such Warrant is being transferred to the Company.

[_] Such Warrant is being transferred pursuant to an effective registration statement pursuant to the Securities Act.

[_] Such Warrant is being transferred in a transaction meeting the requirements of Rule 144 under the Securities Act.

[_] Such Warrant is being transferred pursuant to another available exemption from the registration requirements of the Securities Act.

* Please check applicable box.

                                                                    [INSERT NAME OF TRANSFEROR]

                                                                    By:

                                                                    Date:

EXHIBIT C
TO WARRANT AGREEMENT
FORM OF ELECTION TO PURCHASE WARRANT SHARES
(to be executed only upon exercise of Warrants)
LSB INDUSTRIES, INC.

The undersigned hereby (a) irrevocably elects to exercise _____ Warrants at an exercise price per Warrant (subject to adjustment) of $___ to acquire an equal number of shares of Common Stock, par value $0.10 per share, of LSB Industries, Inc., on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, (b) surrenders this Warrant Certificate and all right, title and interest therein to LSB Industries, Inc., and (iii) directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:

                                                        ______________________________*
                                                        (Signature of Owner)

                                                        _______________________________
                                                        (Street Address)

                                                        _______________________________
                                                        (City) (State) (Zip Code)

                                                        Signature Guaranteed by:

                                                        _______________________________

* The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Securities and/or check to be issued to:

Please insert social security
or identifying number:____________________________________

Name:

Street Address:

City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code: